                                                                   EXHIBIT 99.17

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. THIS FORM MAY NOT BE USED TO ACCEPT THE OFFER FOR AMERICAN DEPOSITARY SHARES OF LASMO; THE LETTER OF TRANSMITTAL IS THE APPROPRIATE DOCUMENT FOR SUCH PURPOSES.

If you are in any doubt about the Offer or what action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, bank manager, solicitor, accountant or other independent financial adviser duly authorised under the Financial Services Act 1986 or from another appropriately authorised independent financial adviser.

This Form of Acceptance, Authority and Election (the "Form") should be read in conjunction with the accompanying Offer Document dated 13 December 2000 (the "Offer Document"). The definitions used in the Offer Document apply in this Form, unless otherwise defined herein. The provisions of Appendix I to the Offer Document are deemed to be incorporated in and form part of this Form and should be read carefully by each LASMO Shareholder.

If you have sold or otherwise transferred all your LASMO Shares, please send this Form, the Offer Document, the accompanying documents and the reply-paid envelope as soon as possible to the purchaser or transferee or to the stockbroker, bank or other agent through whom the sale or transfer was effected, for delivery to the purchaser or transferee. However, such documents should not be forwarded or transmitted in or into Canada, Australia or Japan.

The Offer, including the Loan Note Alternative, is not being made, directly or indirectly, in or into Canada, Australia or Japan. Accordingly, this Form and the Offer Document are not being and must not be mailed or otherwise distributed or sent in, into or from Canada, Australia or Japan. The availability of the Offer to persons who are not resident in the United Kingdom or the United States may be affected by the laws of the relevant jurisdictions. Persons who are not resident in the United Kingdom or the United States should inform themselves about and observe any applicable requirements and should read the details in this regard which are contained in paragraph 9 of Part B of Appendix I of the Offer Document and the relevant provisions of this Form. The Loan Note Alternative will not be made into the United States or available to LASMO Securityholders in the United States or to or for the account or benefit of any US person.

The Loan Notes which may be issued pursuant to the Offer will not be listed on any stock exchange and have not been, and will not be, registered under the Securities Act, or under the laws of any State of the United States nor have any steps been taken, nor will any be taken, to enable the Loan Notes to be offered in compliance with applicable securities laws of Canada or Japan and no prospectus in relation to the Loan Notes has been, or will be, lodged with the Australian Securities Commission. Accordingly the Loan Notes may not be offered, sold, resold, delivered or distributed, directly or indirectly, in or into the United States, or to or for the account or benefit of any US person, except pursuant to an exemption from, or in a transaction not subject to, the requirements of the Securities Act or the relevant securities laws of any State of the United States. The Loan Notes may not be offered, sold or delivered, directly or indirectly, in or into Canada, Australia or Japan.

If you are a CREST sponsored member you should refer to your CREST sponsor before completing this Form, as only your CREST Sponsor will be able to send a TTE Instruction to CRESTCo.

                        Recommended Cash and Share Offer


                                       by

                            Amerada Hess Corporation

                                     and by

                          Goldman Sachs International

                                 on its behalf

                          (outside the United States)

                                      for

              all of the issued and to be issued share capital of

                                   LASMO plc

                            PROCEDURE FOR ACCEPTANCE

* To accept the Offer, complete this Form on page 3 by following the instructions and notes for guidance set out on pages 2 and 4. All LASMO Shareholders who are individuals must sign in the presence of a witness who must also sign where indicated. If you hold LASMO Shares jointly with others, you must arrange for all your co-holders to sign this Form.

* Please send this Form, duly completed and signed AND ACCOMPANIED, IF YOUR LASMO SHARES ARE IN CERTIFICATED FORM, BY YOUR LASMO SHARE CERTIFICATE(S) AND/OR OTHER DOCUMENT(S) OF TITLE either (if you are a non-US holder) by post or by hand to the UK Receiving Agent, Computershare Services PLC, PO Box 859, The Pavilions, Bridgwater Road, Bristol BS99 1XZ, or by hand only (during normal business hours only) to Computershare Services PLC, 7th Floor, Jupiter House, Triton Court, 14 Finsbury Square, London EC2A 1BR or (if you are a US holder) to the US Depositary, The Bank of New York at, by mail, Tender & Exchange Department, PO Box 11248, Church Street Station, New York, New York 10286-1248 or by hand or overnight courier at Tender & Exchange Department, 101 Barclay Street, Receive and Deliver Window, New York, New York 10286 as soon as possible but in any event so as to be received no later than 3.00 pm (London time), 10.00 am (New York City time) on 12 January 2001. A reply-paid envelope (only for use in the UK or the US as the case may be) is enclosed for documents lodged by post.

* If your LASMO Shares are in uncertificated form (that is, if you do not have a share certificate because your shares are held in CREST), you should read carefully paragraph 10 of Part B of Appendix I to the Offer Document in order to transfer your LASMO Shares to an escrow balance. For this purpose, the participant ID of Computershare Services PLC, the escrow agent, is 3RA43, the member account ID of the escrow agent is LASMO and the Form of Acceptance Reference Number of this Form (for insertion in the first eight characters of the shared note field on the TTE Instruction) is
     shown next to Box    on page 3 of this Form. You should ensure that the
     transfer to escrow settles no later than 3.00 pm (London time), 10.00 am (New York City time) on 12 January 2001. If you are a CREST sponsored member, you should refer to your CREST sponsor before completing this Form.

* If you hold LASMO Shares in both certificated and uncertificated form, you should complete a separate Form for each holding. Similarly, you should complete a separate Form for each different member account ID under which LASMO Shares are held in uncertificated form and for each different designation under which LASMO Shares are held in certificated form. You can obtain further Forms by contacting Computershare Services PLC or D.F. King & Co., Inc. on one of the telephone numbers set out below.

* If your LASMO Shares are in certificated form and your share certificate(s) and/or other document(s) of title are with your bank, stockbroker or other agent and readily available, you should complete and sign this Form and arrange for it to be lodged by such agent with the relevant document(s). If your share certificate(s) and/or other document(s) of title is/are not readily available, or if your share certificate(s) is/are lost, please read Notes 3 and 4 on page 4 of this Form.

* Please read Appendix I to the Offer Document, the terms of which are incorporated into and form part of this Form.

* A Form received in an envelope postmarked in Canada, Australia or Japan or otherwise appearing to Amerada Hess or its agents to have been sent from Canada Australia or Japan may be rejected as an invalid acceptance of the Offer.

* If you are in any doubt as to the procedures for acceptance, please contact the UK Receiving Agent at Computershare Services PLC, PO Box 859, The Pavilions, Bridgwater Road, Bristol BS99 1XZ or by telephone on 0870 7030056 or the US Depositary at The Bank of New York, Tender & Exchange Department, PO Box 11248, Church Street Station, New York, New York 10286-1248, or by telephone on (212) 815-6156 or the Information Agent at D.F. King & Co., Inc., 77 Water Street, New York, New York 10005, or by telephone in the United States (collect) on (212) 269-5550 or (800) 628 8536 or in the United Kingdom on 020 7920 9700 or (freephone) on 0800 169 6962. You are reminded that if you are a CREST sponsored member, you should refer to your CREST sponsor before completing this Form.



DO NOT DETACH ANY PART OF THIS FORM

PLEASE FOLLOW THESE INSTRUCTIONS WHEN COMPLETING PAGE 3

HOW TO COMPLETE THIS FORM

The provisions of Appendix I to the Offer Document are incorporated into and form part of this Form.


1    The Offer

To accept the Offer, insert in Box 1 the total number of LASMO Shares in respect of which you wish to accept the Offer, whether or not you also wish to elect for the Mix and Match Election and/or the Loan Note Alternative and/or the US dollar alternative.

You must also check Box 2, sign Box 6 in accordance with the instructions set out herein, and, if appropriate, complete Box 3A or 3B, Box 4, Box 5, Box 7, Box 8 and/or Box 9A or 9B.

If you validly accept the Offer and do not complete any of Boxes 3A or 3B, or 5 you will receive (pound)98.29 in cash and 1 new Amerada Hess Share for every
78.7 LASMO Shares in respect of which you have accepted, or are deemed to have accepted, the Offer.

If no number, or a number greater than your entire registered holding of LASMO Shares, is inserted in Box 1 and you have signed Box 6 in accordance with the instructions set out herein, you will be deemed to have accepted the Offer in respect of your entire registered holding of LASMO Shares (being your entire holding under the name and address specified in Box 2 (or, if applicable, Box
9A) or, if your LASMO Shares are in CREST, under the participant ID and member account ID specified in Box 7). CREST participants are requested to insert in Box 1 the same number of LASMO Shares as entered in the relevant TTE Instruction. If you do not wish to make a Mix and Match Election, you do not need to complete Box 3A or 3B, and if you do not wish to elect for the Loan Note Alternative, you do not need to complete Box 4, but must sign Box 6 and, if appropriate, complete Boxes 7, 8 and/or 9A or 9B. If you put "No" in Box 8, you may be deemed not have accepted the Offer.


2    Address for payment of Consideration

Your consideration will be sent to the address in Box 2 unless (i) this address is in Canada, Australia or Japan (or, if you are electing for the Loan Note Alternative, in Canada, Australia, Japan or the United States), in which case you should complete Box 9B with an address outside those countries, or (ii) you have completed Box 9A with an alternative address. Box 2 should include your full name(s) and address(es), and next to it, the number of LASMO Shares held in your name on the LASMO register. If your name and/or address is not printed in Box 2 of this Form or is incorrect, please read note 7 on page 4 and insert the correct details in Box 9A or 9B.


3    The Mix and Match Election

To elect to vary the proportion in which you receive Amerada Hess Shares and cash in respect of your holding of LASMO Shares:

     (a) you should insert in Box 3A the number of LASMO Shares in respect of which you wish to receive additional Amerada Hess Shares.

     OR

     (b) you should insert in Box 3B the number of LASMO Shares in respect of which you wish to receive additional cash.

DO NOT FILL IN BOTH BOX 3A and BOX 3B.

You must also complete Box 1, check Box 2 and sign Box 6 in accordance with the instructions stated therein. The number in Box 3A or the number in Box 3B must not exceed the number inserted or deemed to be inserted in Box 1. If the number in Box 3A or 3B does exceed the number inserted or deemed to be inserted in Box 1 you will be deemed to have made an election in respect of your entire holding of LASMO Shares (as set out in Box 1 above) to receive Amerada Hess Shares or cash as appropriate.

If the elections cannot be satisfied in full, they will be scaled down on a pro rata basis.

4    The Loan Note Alternative

If, but only if, you wish to elect for the Loan Note Alternative, you should insert in Box 4 the number of LASMO Shares in respect of which you wish to elect for the Loan Note Alternative, having already entered in Box 1 the total number of LASMO Shares in respect of which you wish to accept the Offer. If you wish to elect for the Loan Note Alternative in respect of all of the LASMO Shares inserted, or deemed to be inserted, in Box 1, you may insert "ALL" in Box 4.

If you put "NO" in Box 8, you may not accept the Loan Note Alternative and must leave Box 4 blank. If you put "NO" in Box 8 and complete Box 4, your instructions in Box 4 will be disregarded and you may be deemed not to have accepted the Offer. Each person electing for Loan Notes will be deemed to represent and warrant that he/she is not a US Person, a Canadian person, an Australian person or a Japanese person and is not acquiring and will not be holding such Loan Notes for the account or benefit of a US Person, a Canadian person, an Australian person or a Japanese person or with a view to the offer, sale or delivery, directly or indirectly, of such Loan Notes in, into or from the United States, Canada, Australia or Japan or to, or for the account or benefit of, any US Person, Canadian person, Australian person, Japanese person or any other person whom such person has reason to believe is purchasing for the purpose of such offer, sale or delivery. Any person unable to give such representation and warranty is not permitted to accept the Loan Note Alternative and in the case of any US Person will be deemed to have accepted the Offer for cash and without electing for the Loan Note Alternative.

The number inserted in Box 4 must not exceed the number inserted, or deemed to be inserted, in Box 1. If it does, you will be deemed to have elected for the Loan Note Alternative in respect of the number of LASMO Shares inserted, or deemed to be inserted, in Box 1. You should also check Box 2, sign Box 6 in accordance with the instructions set out herein, and, if appropriate complete Box 3A or 3B, Box 5, Box 7, Box 8 and/or Box 9A or 9B.

To elect for both the Mix and Match Election and the Loan Note Alternative, in respect of all your LASMO Shares, you must complete Box 1 and in respect of such number of LASMO Shares in respect of which you wish to accept the Mix and Match Election and the Loan Note Alternative, either Box 3A or Box 3B and Box 4 (and, if appropriate, Boxes 7, 8 and/or Box 9A or 9B) and then sign Box 6.

The Loan Note Alternative is not being made available to persons entitled to participate in the Offer who are US Persons or citizens or residents of Canada, Australia or Japan.


5   US dollar alternative

If, but only if, you want to receive all of your cash consideration in US dollars instead of pounds sterling, you must put "YES" in Box 5.

You may not elect to receive payment of the cash consideration in a mixture of US dollars and pounds sterling. If you put "YES" in Box 5, you will receive the whole of your cash consideration in US dollars. Details of the basis of payment in US dollars is set out in paragraph 13 of Part B of Appendix I to the Offer Document. Please note that any fluctuation in the US dollar/pound sterling exchange rate will be at your risk.


6   Signatures

In all cases, you must sign Box 6 and, in the case of a joint holding, arrange for all other joint holders to do likewise.

EACH HOLDER WHO IS AN INDIVIDUAL MUST SIGN IN THE PRESENCE OF A WITNESS, who must also sign and complete Box 6 where indicated. The witness must be over 18 years of age and must not be one of the joint holders. The same witness may witness each signature of joint holders. If the acceptance is not made by the registered holder(s), insert the name(s) and capacity (e.g. executor or attorney) of the person(s) making the acceptance. If this Form is signed by an attorney, the executed power of attorney (or a duly certified copy thereof) must be lodged with this Form.

A company may execute this Form under seal, the seal being affixed and witnessed in accordance with its articles of association or other relevant regulations. Alternatively, two directors or a director and the company secretary may sign this Form on behalf of a company incorporated in England and Wales, and a company incorporated outside England and Wales may execute this Form in accordance with the laws of the territory in which the relevant company is incorporated. In both cases execution should be expressed to be by the company and any officer signing this Form should indicate under his/her signature the office which he/she holds within the relevant body corporate.

Please note that if you sign Box 6 and leave Box 8 blank, you will be deemed to have given the representations and warranties set out in paragraph 11(b) of Part B of Appendix I to the Offer Document.


7    Participant ID and member account ID

If your LASMO Shares are in CREST, you must insert in Box 7 the participant ID and the member account ID under which such Shares are held by you in CREST.

You must also transfer (or procure the transfer of) the LASMO Shares concerned to an escrow balance, specifying in the TTE Instruction the participant ID and member account ID inserted in Box 7, the Form of Acceptance Reference Number of this Form and the other information specified in paragraph 10(f) of Part B of Appendix I to the Offer Document. The Form of Acceptance Reference Number of this Form appears next to Box 7 on page 3 of this Form.


8   Overseas Shareholders

If you are unable to give the representations and warranties required by paragraph 11(b) of Part B of Appendix I to the Offer Document, YOU MUST PUT "NO" IN BOX 8.

If you do not put "NO" in Box 8 you will be deemed to have given such representations and warranties.

If you do put "NO" in Box 8 you may be deemed not to have accepted the Offer.


9    Alternative address

If the details shown in Box 2 are not correct in all respects, please complete Box 9A with the full name and address of the sole or first-named registered holder in BLOCK CAPITALS. Please do not complete Box 9B if the details shown in Box 2 are correct in all respects.

If you wish the cash consideration or any documents to be sent to someone (who must be outside Canada, Australia and Japan and, if you are electing for the Loan Note Alternative, the United States) other than the person in Box 2 (or, if applicable, Box 9A) then you should complete Box 9B in respect of such new addressee.

If you insert in Box 9A an address in Canada, Australia or Japan, you must provide in Box 9B an alternative address outside Canada, Australia or Japan to which your consideration can be sent. In addition, if the address shown in Box 2 (or, if applicable, Box 9A) is an address in the United States and you have elected for the Loan Note Alternative, you must provide in Box 9B an alternative address outside the United States.

In any event, please enter a day-time telephone number (including STD code) where you can be contacted in the event of any query arising from this Form. You must not insert a telephone number in Canada, Australia or Japan, or if you have elected for the Loan Note Alternative, Canada, Australia, Japan or the United States.

PLEASE COMPLETE AS EXPLAINED ON PAGES 2 AND 4

The provisions of Appendix I of the Offer Document are incorporated into and form part of this Form



1   TO ACCEPT THE OFFER

    Complete Box 1, check Box 2 and, if appropriate, complete Box 3A, or Box 3B, Boxes 4, 5, 7, 8 and/or 9A or 9B and then sign Box 6


                                      BOX 1

                      ____________________________________

      No. of LASMO Shares in respect of which you are accepting the Offer



2   YOUR SHAREHOLDING DETAILS                BOX 2


                 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)


                                Number of shares


3   TO MAKE AN ELECTION UNDER THE MIX AND MATCH ELECTION

    Complete Box 1, check Box 2, complete Box 3A or Box 3B, and, if appropriate, Boxes 4, 5, 7 , 8 and/or 9A or 9B and sign Box 6 in the presence of witness.

    Do not fill in both Box 3A and Box 3B.

    The number in Box 3A or Box 3B must not exceed the number in Box 1.


                                     BOX 3A

                      ____________________________________

No. of LASMO Shares in respect of which you wish to receive additional Amerada Hess Shares (if available)


                                       BOX 3B

                      ____________________________________

No. of LASMO Shares in respect of which you wish to receive additional cash (if available)


4   TO ELECT FOR THE LOAN NOTE ALTERNATIVE




    Complete Box 1, check Box 2, complete Box 4 (and, if appropriate, Boxes 3A or 3B, 5, 7, and/or 9A or 9B) and then sign Box 6


                                     BOX 4

                      ____________________________________

No. of LASMO Shares in respect of which you wish to elect for the Loan Note Alternative


5   US DOLLAR ALTERNATIVE

Please put "YES" in Box 5 to receive all of your cash consideration in US dollars instead of pounds sterling in accordance with paragraph 13 of Part B of Appendix I of the Offer Document.

You may elect to receive all of your cash consideration in US dollars only in respect of your entire holding of LASMO Shares in respect of which you accept the Offer and in respect of which you are entitled to receive cash consideration.

                                     BOX 5

                      ____________________________________

Only put "YES" in the above box if you wish to receive all your cash consideration in US Dollars


6   SIGN HERE TO ACCEPT THE OFFER                                                            BOX

    Execution by individuals
    Signed and delivered as a deed by:     Witnessed by:

    1..................................    1. Name..............................    Address..............................
                                           Signature............................    .....................................
    2..................................    2. Name..............................    Address..............................
                                           Signature............................    .....................................
    3..................................    3. Name..............................    Address..............................
                                           Signature............................    .....................................
    4..................................    4. Name..............................    Address..............................
                                           Signature............................    .....................................

    IMPORTANT: THE SIGNATURE OF EACH REGISTERED HOLDER WHO IS AN INDIVIDUAL MUST BE WITNESSED. THE WITNESS MUST BE OVER 18 YEARS OF AGE AND MUST NOT BE A JOINT HOLDER. IN THE CASE OF JOINT HOLDERS, ALL MUST SIGN.

Execution by a company

*Executed and delivered as a deed under
 the common seal of the company named right         Name of company:............

*Executed and delivered as a deed by
 the company named right

*In the presence of/Acting by:                      ............................

 .........................  ......................
 Signature of director      Name of director

 .........................  ......................  ............................
*Signature of               *Name of                Affix seal here
 director/secretary          director/secretary
*delete as appropriate


7   PARTICIPANT ID AND MEMBER ACCOUNT ID

    The Reference Number of this Form of Acceptance is:


               Complete Box 7 only if your LASMO Shares are in CREST


                                     BOX 7


    Participant ID........................................................

    Member Account ID.....................................................



8   OVERSEAS SHAREHOLDER

Please put "NO" in Box 8 if you are unable to give the representations and warranties relating to overseas shareholders set out in paragraph 11(b) of Part B of Appendix I of the Offer Document.


                                     BOX 8


9   ALTERNATIVE ADDRESS

    BOX 9A Correct name/registered address, if different from BOX 2

Name............................................................................

Address.........................................................................

 ................................................................................

 ................................................................................

Postcode........................................................................

                          (Complete in BLOCK CAPITALS)


BOX 9B Address outside Canada, Australia and Japan (and the United States, if electing for the Loan Note Alternative) to which cash consideration and/or other documents are to be sent if different from BOX 2 or BOX 9A.

Name............................................................................

Address.........................................................................

 ................................................................................

 ................................................................................

Postcode........................................................................


In case of query, please state your daytime telephone number....................





FOR OFFICE
USE ONLY

HOLDER CODE


     H


     C


     Q

        FURTHER NOTES REGARDING THE COMPLETION AND LODGING OF THIS FORM

In order to avoid delay and inconvenience to you, the following points may assist you:

1.       If the sole holder has died

         If a grant of probate or letters of administration has/have been registered with LASMO's registrar, this Form must be signed by the personal representative(s) of the deceased holder, each in the presence of a witness, and returned either by post or by hand (in the case of a non-US holder) to the UK Receiving Agent, Computershare Services PLC of PO Box 859, The Pavilions, Bridgwater Road, Bristol BS99 1XZ, or by hand only (during normal business hours only) to Computershare Services PLC of 7th Floor, Jupiter House, Triton Court, 14 Finsbury Square, London EC2A 1BR, or (in the case of a US holder) to the US Depositary, The Bank of New York at, by mail, Tender & Exchange Department, PO Box 11248, Church Street Station, New York, New York 10286-1248 or by hand or overnight courier at Tender & Exchange Department, 101 Barclay Street, Receive and Deliver Window, New York, New York 10286. If a grant of probate or letters of administration has/have not been registered with LASMO's registrar, the personal representative(s) or the prospective personal representative(s) should sign the Form, each in the presence of a witness, and return it as aforesaid. However, the grant of probate or letters of administration must be lodged with Computershare Services PLC or The Bank of New York, as appropriate, before the consideration due can be forwarded to the personal representative(s).

2.       If one of the joint holders has died

         This Form must be signed by all surviving holders, each in the presence of a witness, and lodged with Computershare Services PLC or The Bank of New York, as appropriate, at any of the relevant addresses set out in paragraph 1 above, accompanied by the share certificate(s) and/or other document(s) of title, if your LASMO Shares are in certificated form, and the death certificate, the grant of probate or letters of administration in respect of the deceased holder.

3. If your LASMO Shares are in certificated form and the certificate(s) is/are held by your bank or some other agent

         If your share certificate(s) and/or other document(s) of title is/are readily available, the completed Form should be delivered to your bank, stockbroker or other agent for lodging with Computershare Services PLC or The Bank of New York, as appropriate, at any of the relevant addresses set out in paragraph 1 above accompanied by the share certificate(s) and/or other document(s) of title. If your share certificate(s) and/or other document(s) of title is/are not readily available, the completed Form should be lodged with Computershare Services PLC or The Bank of New York, as appropriate, at the relevant address set out in paragraph 1 above, together with a note saying e.g. "certificates to follow" and you should arrange for the share certificate(s) and/or other document(s) of title to be forwarded as soon as possible thereafter.

4. If your LASMO Shares are in certificated form and any share certificate has been lost

         The completed Form, and any share certificate(s) which you may have available, should be lodged with the UK Receiving Agent (if you are not in the United States) or the US Depositary (if you are in the United States), as appropriate, at any of the relevant addresses set out in paragraph 1 above, accompanied by a letter stating that the balance will follow (and, if applicable, that you have lost one or more of your share certificates). At the same time, you should write to LASMO's registrars, Computershare Services PLC of PO Box 435, Owen House, 8 Bankhead Crossway North, Edinburgh EH11 4BR, requesting that a letter of indemnity be sent to you which, when completed in accordance with the instructions given, should be lodged with the UK Receiving Agent (if you are not in the United States) or the US Depositary (if you are in the United States), as appropriate, at the relevant address set out in paragraph 1 above, as soon as possible thereafter.

5.       If your LASMO Shares are in CREST

         You should take the action set out in Part B (in particular, paragraphs 10(d)-(f)) of Appendix I to the Offer Document to transfer your LASMO Shares to an escrow balance. You are reminded to keep a record of the Form of Acceptance Reference Number (which appears next to Box on page 3 of this Form) so that such Number can be inserted into the TTE Instruction.

         If you are a CREST sponsored member, you should refer to your CREST sponsor before completing this Form, as only your CREST sponsor will be able to send the necessary TTE Instruction to CRESTCo.

6.       If the Form has been signed under power of attorney

         The completed Form, together with any share certificate(s) and/or other document(s) of title available, should be lodged with the UK Receiving Agent or the US Depositary, as appropriate, at the relevant address set out in paragraph 1 above, accompanied by the original power of attorney (or a copy thereof duly certified in accordance with the Powers of Attorney Act 1971). The power of attorney will be noted by the UK Receiving Agent or the US Depositary and returned as directed.

7. If your name or other particulars are shown incorrectly on your share certificate(s)

         e.g.

Name on the certificates James Smith



Correct name James Smythe

         Box    of the Form should be completed in your correct name and lodged with the UK Receiving Agent or the US Depositary, as appropriate, at the relevant address set out in paragraph 1 above, together with your share certificate(s) and accompanied by a letter from your bank, stockbroker or solicitor confirming that the person in whose name the LASMO Shares are registered is one and the same as the person who has signed the Form. If an incorrect address is shown, the correct address should also be written in
Box    on the Form. If you have changed your name, complete Box    of the Form
in your correct name and lodge your marriage certificate or deed poll or, in the case of a company, a copy of the certificate of incorporation on change of name with this Form for noting and return to the UK Receiving Agent or the US Depositary.

8.       If a holder is away from home (e.g. abroad or on holiday)

         Send this Form and the Offer Document by the quickest means (e.g. air mail) to the holder for execution (provided that such documents are not forwarded or transmitted, by any means, in or into Canada, Australia or Japan) or, if he/she has executed a power of attorney giving sufficient authority, have this Form signed by the attorney in the presence of a witness. In the latter case, the original power of attorney (or a copy thereof duly certified in accordance with the Powers of Attorney Act 1971) should be lodged with this Form for noting (see paragraph 6 above). No other signatures are acceptable.

9. If you have sold or transferred all, or wish to sell or transfer part of, your LASMO Shares

         If you have sold or transferred all your LASMO Shares, please send this Form and the Offer Document at once to the purchaser or transferee or to the stockbroker, bank or other agent through whom the sale or transfer was effected for delivery to the purchaser or transferee. However, this Form and the Offer Document (and any other offer documentation) should not be forwarded or transmitted in or into Canada, Australia or Japan. If your LASMO Shares are in certificated form, and you wish to sell part of your holding of LASMO Shares and to accept the Offer in respect of the balance but are unable to obtain the balance share certificate by 3.00 pm (London time), 10.00 am (New York City time) on 12 January 2001, you should ensure that the stockbroker, bank or other agent through whom you make the sale obtains the appropriate endorsement or indication, signed on behalf of LASMO's registrar, in respect of the balance of your holding of LASMO Shares.

10.      If you are not resident in the United Kingdom or the United States

         The attention of LASMO Shareholders not resident in the United Kingdom or the United States is drawn, in particular, to paragraph 9 of Part B of Appendix I to the Offer Document.

Subject to the City Code and without prejudice to Part B of Appendix I to the Offer Document, Amerada Hess reserves the right to treat as valid any acceptance of the Offer which is not entirely in order or which is not accompanied by the relevant transfer to escrow or (as appropriate) the relevant share certificate(s) and/or other document(s) of title. In that event, no consideration due under the Offer will be sent until after the relevant transfer to escrow has been made or (as appropriate) the relevant share certificate(s) and/or other document(s) of title or indemnities satisfactory to Amerada Hess have been received.

 Printed in London _ U43297